UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2008

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2008, the Boards of Directors of the Registrant and Employers Mutual Casualty Company (Employers Mutual), the parent company of the Registrant, approved a long-term incentive compensation plan for the senior executive officers of the companies.  This action was taken in response to a study completed in 2006 by an outside compensation consultant that indicated that the companies’ long-term incentive compensation program, which has historically only utilized incentive stock options, was not competitive with industry benchmarks.

The Employers Mutual Casualty Company Senior Executive Long Term Incentive Plan (LTIP) is a bonus program based on the EMC Insurance Companies’ long-term statutory-based financial results that incorporates the criteria and results of the EMC Insurance Companies’ short-term statutory-based Senior Executive Compensation Bonus Program (short-term bonus plan).  The LTIP uses the results of the short-term bonus plan for the latest three years, except that no minimums or maximums are applied to the annual calculations.  The results for the three years are averaged and multiplied by an adjustment factor determined by Employers Mutual’s Senior Executive Compensation and Stock Option Committee.  The LTIP will become effective January 1, 2009, with the first bonus calculation based on the results of the short-term bonus plan for calendar years 2007, 2008 and 2009.  Only those executives who have been eligible for the short-term bonus plan during those entire three years will be eligible for the first payment under the LTIP in 2010.

Due to the inherent volatility of the companies’ insurance business, it is not possible to determine the amount of future bonus payments that will be made under the LTIP.  Employers Mutual’s Senior Executive Compensation and Stock Option Committee has initially determined that, over the long term, any bonuses paid under the LTIP should approximate 50% of the bonuses paid under the short-term incentive plan.  This adjustment factor could change in future years if the committee decides to change the mix of compensation executive officers receive.

Item 8.01	Other Events.

Effective November 3, 2008, the Registrant appointed American Stock Transfer & Trust Company (AST) as the Registrant’s Transfer Agent and Dividend Disbursing Agent.  A letter describing the services available through AST will be included with the dividend mailing on November 19, 2008.  Contact information for AST is as follows:

In writing:	American Stock Transfer & Trust Company
Attn:  EMC Insurance Group Inc.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
By telephone:	(866) 254-6502
Via e-mail:	info@amstock.com
Via internet:	www.amstock.com

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.25	Employers Mutual Casualty Company Senior Executive Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 6, 2008.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President and Chief Executive Officer

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.25	Employers Mutual Casualty Company Senior Executive Long Term Incentive Plan